DA _____________
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                Allianz Life Insurance Company of North America
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[Allianz Elite(TM)]
Individual Limited Purchase Payment Variable Deferred Annuity Application Issued by Allianz Life Insurance Company of North America (Allianz Life), Minneapolis, MN
Countrywide except NY
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1. ACCOUNT REGISTRATION
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Owner is Individual (must be age [80] or younger.)

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Individual Owner First Name    Middle Initial Last Name       (Jr or Sr), or III

Owner is __Trust __Qualified Plan __Custodian (If Trust, please include the date of Trust in the name.)

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Non-Individual Owner Information
If Trust is Owner, please refer to Trustee Representation form.

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Tax ID number                           Social Security number

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Sex __M  __F         Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? __Yes  No__  If no, need W8-BEN.
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JOINT OWNER(Optional) (Must be the spouse of the Contract Owner except in the states of CA, NJ, OR and PA.) (Must be age [80] or younger.)
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First Name                     Middle Initial Last Name       (Jr or Sr), or III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                   -------------------------    --------------------------------
Sex __M  __F         Date of Birth (mm/dd/yyyy)  Social Security number

Are you a U.S. Citizen? __Yes  No__  If no, need W8-BEN.

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Relationship to Owner
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ANNUITANT (Must complete if different than Owner.) (Must be age [80] or younger.)
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First Name                     Middle Initial Last Name       (Jr or Sr), or III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                   -------------------------    --------------------------------
Sex __M  __F       Date of Birth (mm/dd/yyyy)   Social Security number

Are you a U.S. Citizen? __Yes  No__  If no, need W8-BEN.
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2. PURCHASE PAYMENT
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This section must be completed. Please make check payable to Allianz Life.
$25,000 minimum Purchase Payment required.
____Purchase Payment  enclosed with  application
Purchase Payment amount $_______________________

____This contract will be funded by a 1035 exchange, Tax Qualified Transfer/Rollover, CD Transfer or Mutual Fund Redemption.(If checked, please include the appropriate forms.)

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3. PLAN SPECIFICS
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This section must be completed to indicate how this contract should be issued.

NonQualified:__

Inherited IRA's: __IRA  __Roth IRA  __SEP IRA
                (Not available with Short Withdrawal Charge Option)
Qualified IRA's: __IRA  __Roth IRA  __SEP IRA
                 __Roth Conversion (Contribution for tax year_______)
Qualified Plans: __403(b)(90-24 transfer) __401 __401 One Person Defined Benefit

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4. REPLACEMENT
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This section must be completed.

Do you have existing life insurance or annuity contracts?
                              (If yes, submit NAIC forms.)__YES*  __No

If yes, will the annuity contract applied for replace or change existing
contracts or policies?                                    __YES*  __No

The Registered Representative must answer the replacement question in section 12 of this application. *Please include all required replacement forms.

F40460

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5. INCOME BENEFIT OPTION
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YOU MUST SELECT whether or not to receive the PRIME Plus Benefit.

To receive the PRIME Plus Benefit you must check the following box:
__PRIME Plus Benefit (Available to owners age [75] or younger at time of selection Carries an additional cost.)

BY SELECTING THE PRIME PLUS BENEFIT, I CONSENT THAT ALLIANZ LIFE MAY REALLOCATE MY CONTRACT VALUE IN ACCORDANCE WITH THE ASSET ALLOCATION AND TRANSFER PROVISIONS IN THE CONTRACT.

If you do not want to receive the PRIME Plus Benefit you must check the following box:
     __No PRIME Plus Benefit (No additional cost.)

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6. DEATH BENEFIT OPTION
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To receive the  Enhanced  Guaranteed  Minimum  Death  Benefit you must check the following box:

__Enhanced Guaranteed Minimum Death Benefit (Optional) (Available to owners age
  [75] or younger on the Issue Date.)(Carries an additional cost.)
  (Once selected, it cannot be changed.)

IF NO SELECTION IS MADE, THE TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT (no additional cost) WILL APPLY.

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7. SHORT WITHDRAWAL CHARGE OPTION
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To receive the Short Withdrawal Charge Option you must check the following box:

__Short Withdrawal Charge Option (Carries an additional cost.)
  (Once selected, it cannot be changed.)
IF NO SELECTION IS MADE THE STANDARD WITHDRAWAL CHARGE OPTION
 (NO ADDTIONAL COST) WILL APPLY.

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8. PURCHASE PAYMENT ALLOCATION
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[COMPLETE THIS SECTION FOR ALLOCATIONS AND DOLLAR COST AVERAGING (DCA) SOURCE
INVESTMENT CHOICES. You may select up to [15] Investment Choices. Must use whole percentages (33.3% or dollars are not permitted). Total of percentages in this section must total 100%.

PLEASE NOTE: If DCA is being requested, DCA form must be attached to indicate which Investment Choices you wish to dollar cost average into. If this DCA form is NOT attached and you request DCA, we cannot invest your Purchase Payement.

DCA FIXED OPTIONS (DCA Form must be attached.)
__% 12-Month DCA Fixed Option
__%  6-Month DCA Fixed Option

FUSIONPORTFOLIO
__% AZL Fusion Balanced Fund(SM)
__% AZL Fusion Growth Fund(SM)
__% AZL Fusion Moderate Fund(SM)


SMALL CAP
__% AZL Dreyfus Premier Small Cap Value Fund(SM)
__% AZL Franklin Small Cap Value Fund(SM)
__% AZL Oppenheimer Emerging Growth Fund(SM)
__% AZL Salomon Brothers Small Cap Growth Fund(SM)
__% Dreyfus IP Small Cap Stock Index Fund

MID CAP
__% AZL Neuberger Berman Regency Fund(SM)
__% AZL OCC Renaissance Fund(SM)
__% AZL Van Kampen Aggressive Growth Fund(SM)
__% AZL Van Kampen Mid Cap Growth Fund(SM)
__% OpCap Mid Cap Portfolio

LARGE GROWTH
__% AZL Dreyfus Founders Equity Growth Fund(SM)
__% AZL Jennison Growth Fund(SM)
__% AZL Legg Mason Growth Fund(SM)
__% AZL Salomon Brothers Large Cap Growth Fund(SM)
__% AZL Van Kampen Emerging Growth Fund(SM)

INTERNATIONAL EQUITY
__% AZL AIM International Equity Fund(SM)
__% AZL Oppenheimer Global Fund(SM)
__% AZL Oppenheimer International Growth Fund(SM)
__% AZL Van Kampen Global Franchise Fund(SM)
__% Mutual Discovery Securities Fund
__% Templeton Foreign Securities Fund
__% Templeton Growth Securities Fund

LARGE BLEND
__% AZL Jennison 20/20 Focus Fund(SM)
__% AZL Legg Mason Value Fund(SM)
__% AZL Oppenheimer Main Street Fund(SM)
__% AZL PIMCO Fundamental IndexPLUS Total Return Fund(SM)
__% Dreyfus Stock Index Fund
__% Franklin Large Cap Growth Securities Fund

LARGE VALUE
__% AZL AIM Basic Value Fund(SM)
__% AZL Davis NY Venture Fund(SM)
__% AZL OCC Value Fund(SM)
__% AZL Van Kampen Comstock Fund(SM)
__% AZL Van Kampen Growth and Income Fund(SM)
__% Franklin Growth and Income Securities Fund
__% Mutual Shares Securities Fund

HIGH YIELD BONDS
__% Franklin High Income Fund
__% PIMCO VIT High Yield Portfolio

INTERMEDIATE-TERM BONDS
__% Franklin Zero Coupon Fund - 2010
__% PIMCO VIT Emerging Markets Bond Portfolio
__% PIMCO VIT Global Bond Portfolio (Unhedged)
__% PIMCO VIT Real Return Portfolio
__% PIMCO VIT Total Return Portfolio

SHORT-TERM BONDS
__% Franklin U.S. Government Fund

CASH EQUIVALENT
__% AZL Money Market Fund(SM)

SPECIALTY
__% AZL Oppenheimer Developing Markets Fund(SM)
__% AZL Columbia Technology Fund(SM)
__% AZL Van Kampen Equity and Income Fund(SM)
__% AZL Van Kampen Global Real Estate Fund(SM)
__% Davis VA Financial Portfolio
__% Franklin Global Communications Securities Fund
__% Franklin Income Securities Fund
__% PIMCO VIT All Asset Portfolio
__% PIMCO VIT Commodity RealReturn Strategy Portfolio


TOTAL of _____________________%
(Must equal 100%)]

[Flexible Reblancing Quarterly: __By checking this box you are selecting Flexible Rebalancing on a QUARTERLY basis. Your Contract will be rebalanced quarterly based on the same allocations as indicated above. This feature is not available if you have selected an Dollar Cost Averaging Program.

If you are requesting any other mode than quarterly for Flexible Rebalancing, please complete the Flexible Rebalancing form.

F40460

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9. TRANSFER AUTHORIZATION
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___  Yes

     By checking "yes," I am authorizing and directing Allianz Life to act on instructions from the registered representative and/or anyone authorized by him/her to transfer Contract Values among the Investment Choices. IF THE BOX IS NOT CHECKED, ONLY THE WONER OR THERI DESIGNATE WILL BE PERMITTED TO MAKE TRANSFERS. Allianz Life will use reasonable procedures to confirm that these instructions are authenticicated as genuine. As long as these procedures are followed, Allianz Life and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost. The transfer authorization may be modified or withdrawn at the discretion of the Company.

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10. BENEFICIARY DESIGNATION
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If the Beneficiary is a Trust, Qualified Plan or Custodian, please check the box and include the name below __Trust __401 Qualified Plan __Custodian

__Primary  __Contingent

----------   ------------------------- -----------------------------
Percentage   Tax ID number             Social Security number

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Non-Individual  Beneficiary  Information (If Trust, please include date of Trust in name.) (If owner is a 401 qualified plan or custodian, the plan or custodian must be the beneficiary.)
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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(If more than 4 beneficiaries, attach a list signed by Owner. At the
Owner's death, the surviving Joint Owner becomes the Primary Beneficiary.)

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11. STATEMENT OF APPLICANT
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The following states require applicants to read and acknowledge the statement for your state below.

[ARIZONA: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the Annuity Contract for which you are applying. If for any reason you are not satisfied with the Annuity Contract, you may return the Contract within 10 days after you receive it for a full refund of the Contract Value. IF YOU ARE AGE 65 OR OLDER ON THE DATE OF THE APPLICATION, YOU MAY RETURN THE CONTRACT WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A FULL REFUND OF THE CONTRACT VALUE.

ARKANSAS,  KENTUCKY,  LOUISIANA,  MAINE,  NEW MEXICO,  OHIO,  TENNESSEE AND WEST
VIRGINIA: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or a denial of insurance benefits.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA, PENNSYLVANIA AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act(except VA), which is a crime and subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

FLORIDA: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

VERMONT: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.]

F40460

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11. STATEMENT OF APPLICANT (CONTINUED)
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By signing below,  the Owner  acknowledges  the statements  mentioned  above and understands that or agrees to the following:

I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT CHOICES, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life's rights or requirements.

---------------------------   -------------------------
Owner's signature              Joint Owner's signature
(or Trustee, if applicable)   (or Trustee, if applicable)

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Signed at (city and state)    Date signed      __Please send me a Statement of
                                                 Additional Information also
                                                 available on the SEC web site
                                                 (http://www.sec.gov).
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12. REGISTERED REPRESENTATIVE
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By signing below, the Registered Representative/Agent Certifies to the following:

I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Contract Owner(s) with the most current Prospectus. To the best of my knowledge the applicant: ___DOES___DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

1. ______________________________________                        [-------------
   Registered Representative's signature                           B/D Rep ID

   -----------------------------------------------                 -------
   Registered Representative's first and last name (please print)  % Split

2. __________________________________________________ Registered   ------------
   Representative's signature   (split case)                       B/D Rep ID

   --------------------------------------------------------        -------
   Registered Representative's first         (split case)          % Split
   and last name (please print)

3. __________________________________________________ Registered   ------------
   Representative's signature (split case)                         B/D Rep ID

   ----------------------------------------------------------      -------
   Registered Representative's first          (split case)         % Split]
   and last name (please print)

   --------------------------------------------
   Registered Representative's telephone number

   -----------------------------------------------------------------------------
   Registered Representative's address

   -----------------------------------------------------------------------------
   Broker/dealer name (please print)

   -----------------------------------------------------------------------------
   Authorized signature of broker/dealer (if required)

[Representative's FLORIDA Insurance License Number
(complete if application signed in Florida) ___________________________________]

[Commission Options: (Please check one) __ A  __ B  __ C __ D
 (If choose Short Withdrawal Charge Option can select C or D only)]

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13. HOME OFFICE USE ONLY
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If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance or age require acceptance by the Owner(s).

[                               MAILING INFORMATION

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

      REGULAR MAIL                    OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life-Allianz Service Center   Allianz Life-Allianz Service Center 824240
PO Box 824240                         c/o PNC Bank Lockbox
Philadelphia, PA 19182-4240           Route 38 and East Gate Drive
                                      Moorestown, NJ 08057

                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

      REGULAR MAIL                    OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life-Allianz Service Center   Allianz Life-Allianz Service Center
PO Box 1122                           300 Berwyn Park
Southeastern, PA 19398-1122           Berwyn, PA 19312-1179

For further questions, please call the Allianz Service Center at (800)
624-0197.]